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                                                                   Exhibit 10.19

                               Second Amendment to
                             Contribution Agreement



                  This Second Amendment (this "Second Amendment"), dated as of May 30, 1997, amends the Contribution Agreement, dated as of April 17, 1997, by and between Tower Realty Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership") and Bama Equities, Inc. (the "Contributor") and rescinds the Amendment to Contribution Agreement dated as of May 6, 1997.

                              Preliminary Statement

                  A. The Operating Partnership and the Contributor are parties to a Contribution Agreement, dated as of April 17, 1997 (the "Agreement), relating to the transfer of the Contributor's ownership of an interest (the "Interest") in CXX Mineola Limited Partnership, a New York limited partnership (the "Partnership"). The Contribution Agreement was amended by the parties pursuant to an Amendment to the Contribution Agreement dated May 6, 1997 (the "First Amendment"). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

                  B. The Partnership has distributed an undivided 50% tenant-in-common interest in the property located at 120 Mineola Boulevard, Mineola, New York (the "Property"), subject to its existing mortgage indebtedness, to Contributor (the "Property Interest").

                  THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Agreement, as amended by the First Amendment, is hereby further amended as follows:

                  1. The First Amendment is hereby terminated and shall have no further force and effect.

                  2. Simultaneously with the execution and delivery of this Second Amendment, Contributor will contribute to the Operating Partnership all of his right, title and interest to the Property Interest in exchange for 4,000 OP Units. Such contribution shall be made free and clear of any claim, lien or pledge (except for pledges or mortgages relating to the debt or equity financing on the Property) and shall be evidenced by a deed acceptable to the Operating Partnership. The contribution of the Property Interest to the Operating Partnership pursuant to this Second Amendment shall be in lieu of the contribution to the Operating Partnership of the Partnership Interest in the Partnership as set forth in the Agreement.
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                  3. The Agreement, as amended by this Amendment, remains in full force and effect.

                  4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  5. The Operating Partnership and the Contributor now wish to amend the Contribution Agreement to provide that this Agreement, as amended by this Amendment, shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York without giving effect to the conflicts of law provisions thereof.

                  IN WITNESS WHEREOF, the parties have duly executed this amendment as of the date first written above.


                           TOWER REALTY OPERATING PARTNERSHIP, L.P.
                           By:      Tower Realty Trust Inc.,
                                     its general partner



                           By:      /s/ Lawrence H. Feldman
                                    ---------------------------------
                                    Name:  Lawrence H. Feldman
                                    Title: Chairman, Chief Executive
                                               Officer and President




                           BAMA EQUITIES, INC.
                           By:      Lawrence H. Feldman, as designee of
                                    the Operating Partnership pursuant
                                    to Article V of the Agreement, as
                                    Attorney-In-Fact



                                    /s/ Lawrence H. Feldman
                                    -----------------------
                                    Lawrence H. Feldman


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